General Power of Attorney

I, the undersigned, ***Mr. Tom Kjaer***, Danish national, holder of passport No. **203638282**, in my personal capacity and any other capacity, do hereby appoint Mrs. ***Anita Spring Levison***, Danish national, holder of passport No. **205197080**, authorize her with the following powers:-

1 To buy, sell, lease, mortgage properties, to manage the moveable and real estate properties and money, particularly real estates, shares and stocks by dealing, investment, construction, building, destroying, development, maintenance, repairing, renovation, insurance, hiring, selling , consolidation, substitution, vacating, buying, mortgage register, possession and insurance, taking loans under my name or her name, endowment either for herself or third party. To act on my behalf in relation to any home finance loan or mortgage associated with any property in the **United Arab Emirates;** (" the Loan") and to represent me before the lender, being a bank or other financial institution, and to execute in my name and on my behalf all documents in relation to the loan including but not limited to documents relating to the application, transfer, registration , discharge or redemption of the Loan, and to receive documentation relating to the loan on my behalf and to pay to the lender and / or receive funds from the lender on my behalf; to add or

توكيـل عــام

أنا المــوقــع أدنـــاه، **السيد. توم كجاير، دنماركي** الجنسية، واحمل جواز سفر رقم. **(203638282)**، بصفتي الشخصية وبأي صفة كانت بموجبه اعين وافوض السيدة/**انيتا سبرينغ ليفيسون**، **دنماركية** الجنسية، وتحمل جواز سفر رقم. **(205197080)**، وكيلا عني وأفوضها بالصلاحيات التالية:-

1 شراء وبيع وتاجير ورهن العقارات بما فيها العقارات، تولي الممتلكات والأموال المنقولة والعقارية، وعلى وجه الخصوص العقارات والأسهم والسندات بالتداول والاستثمار والاعمار والبناء والهدم والتطوير والصيانة والاصلاح والترميم والتجديد والتأمين والتأجير والبيع والدمج والبدل والإخلاء والشراء وتسجيل الرهن والامتلاك والتأمين واخذ القروض باسمى او باسمها والوقف سواء لنفسها او للغير؛ والتصرف نيابة عني فيما يختص باي قرض تمويل بيت او الرهن فيما يتعلق باي عقار في **الامارات العربية المتحدة** _("القرض")، وتمثيلي امام الجهة المُقرضة سواء كانت بنك او اي مؤسسة مالية اخرى وتحرير جميع المستندات باسمي ونيابة عني فيما يتعلق بالقرض بما فيها على سبيل المثال لا الحصر المستندات الخاصة بالطلبات او نقل الملكية اوالتسجيل اوالاعفاء او سداد الدين و استلام المستندات الخاصة بالقرض نيابة عني والتسديد للمقرض و / او قبض الاموال من المقرض نيابة عني، كما ولها حق اضافة او

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

delete any name on the property; to purchase any property under our joint or individual name; to negotiate, register, transfer the specific property or any property at Land Department to dispose my share in inheritance by sale or assignment to herself or any other party ; to collect title deeds of the properties.

حذف اي اسم بالعقار، وحق شراء اي عقار باسمنا بالتضامن او منفردا، ولها ان تتفاوض وتسجل ويحول ملكية العقار المحدد او اي عقار اخر لدى دائرة الاراضي ***والاملاك*** وحق التصرف في حصتي في الميراث بكافة اوجه التصرف بالبيع او التنازل لنفسها او للغير واستلام صكوك الملكية الخاصة بالعقارات.

2 To establish and construct shops, establishments and commercial companies of all kinds either civil or industrial, to enter in the same, purchase cash and kind shares, to sell and assign the same either for herself or for any third party, to open branches of the same , to sign on the termination and liquidation of any company in my personal name or in the name of any of my companies, any established company or with the others; to appoint liquidator, to establish and manage any company or civilian/ commercial business in the UAE, in my individual name or in the name of any of my companies or in the partnership with the others, to sign on partnership contracts and its amendments whatsoever, to select the trade name, to register the companies and declaring them and complete all its transactions, in general to open, set up, close and amend companies; to supply and recruit staff, labours and servants and to dismiss them from service. To apply for and do all matters related to issuing residence or visiting visas; and do all acts that may be required thereto; she shall have the right to conclude contracts with herself.

تأسيس وإنشاء المحلات والمؤسسات والشركات التجارية وبأنواعها المدنية والصناعية وابرام العقود الخاصة بها وشراء الحصص النقدية والعينية وبيعها والتنازل عنها سواء لنفسها او للغير وفتح افرع للشركات ولها الحق في التوقيع على الغاء وتصفية اي شركة باسمي الشخصي او باسم اى شركة من شركاتي او باسم اي شركة قائمة او مع اخرين؛ ولها فى سبيل ذلك ان يقوم بتعيين المصفي القانوني، وله الحق في تاسيس وادارة اي شركة او اي عمل تجاري او مدنى سواء داخل دولة الامارات العربية المتحدة باسمي المنفرد او باسم احدى شركاتي او بشراكة مع اخرين والتوقيع على عقود الشراكة وملحقاتها من اي نوع كانت، واختيار الاسم التجاري وتسجيل الشركات واشهارها وانهاء المعاملات الخاصة بها، وبشكل عام فان لها حق فتح وتاسيس واغلاق وتعديل الشركات؛ واستقدام وتعيين الموظفين والعمال والمستخدمين وصرفهم من الخدمة. كما لها ان تتقدم بالطلبات واجراء جميع المسائل المتعلقة باصدار تاشيرة اقامة او زيارة، وعمل كل ما يلزم في هذا الخصوص ولها حق ابرام العقود مع نفسها. 2

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

3 To act in the trade, professional or industrial, tourist license or otherwise

التصرف في الرخصة التجارية أو المهنية أو 3

by assignment or mortgage or redeem mortgage whether to herself or others under the conditions as deemed proper by her for her confirmation to receive the value of the selling in cash or by cheques and encash the same from banks.

4 To execute the procedures related to surveying, inspection, checking, review, audit, issue licenses, permits, plans, title deeds and documents, membership certificates and also entry and registration procedures, correcting, erasing, deleting and canceling procedures.

5 To receive rights and dues either financial or in kind, prices, rents, insurances, compensations, debts, inherited money, pensions whether amicably or judicially, and also to fulfill in return and pay the prices, rights of others, rents, wages, salaries, fees, taxes, insurances, compensations, allowances and penalties.

6 To open, close and manage the existing and new accounts of all types in the banks in **United Arab Emirates Arab Emirates,** in my name or the names of the shops, establishments, commercial and civil and industrial companies which are established for the executor by the attorney, to operate such accounts by draw, cash deposit and or by cheques, remittances and obtain credit through the same in the form of facilities, loans, guarantees and warranties, also to open credits, fix and liquidate the deposits, to receive endorse, and encash cheques and all bank transactions and lease and use safes and boxes, repeal investment and

الصناعية أو السياحية وغيرها بالتنازل أو الرهن و فك الرهن سواء لنفسها أو للغير بالشروط التي تراها وتقرها وتقبل بها وذلك من اجل قبض قيمة البيع نقدا أو بشيكات وصرفها من البنوك.

4 القيام بإجراءات المعاينة والكشف والمسح والمراجعة والتدقيق واستخراج الرخص والتراخيص والمخططات وسندات ووثائق الملكية وشهادات العضوية وكذلك إجراءات القيد والتسجيل والتصحيح والمحو والشطب والالغاء.

5 قبض الحقوق والاستحقاقات المالية والعينية والأثمان والإيجارات والتأمينات والتعويضات والأموال الموروثة والمعاشات والديون رضاء أو قضاء والوفاء بالمقابل بالأثمان وحقوق الغير والإيجارات والأجور والمرتبات والرسوم والضرائب والتأمينات والتعويضات والبدلات والغرامات

6 حق فتح وإغلاق وادارة الحسابات القائمة والجديدة على أنواعها لدى المصارف في دولة **الامارات العربية المتحدة** باسمي أو بأسماء المحال والمؤسسات والشركات التجارية والمدنية والصناعية المنشأة للموكل من قبل الوكيل وبمعرفته وإدارة هذه الحسابات بالسحب او بالإيداع النقدي أو بموجب الشيكات والحوالات والحصول على الائتمان من خلالها على هيئة تسهيلات وقروض وضمانات وتعهدات وكذلك في فتح الاعتمادات وربط الودائع وتسييلها وفي استلام وقبض الشيكات والحوالات والسندات وتظهيرها وصرفها وفي شتى وسائر المعاملات المصرفية بما في ذلك استئجار الخزائن الحديدية واستخدامها

DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

close accounts.

7. To represent me and to sign before all natural and corporate individuals, ministries, authorities, committees, real estate registration offices, all real estate development companies including but not limited to Select Group, Pacific Limited Dubai Properties, Department of Land, Union Properties, Tameer Holding, Union Properties, Emaar property, Damac Properties, RERA, Dewa, Nakheel property, Deyaar Development, Properties Investments LLC, councils, references, Amlak Finance, Immigration Department, and Ministry of Labor and Social Affairs government and civil departments, chambers of commerce and industry, authorities of interior, borders, seaports, customs, traffic, public prosecutions, courts, Dubai Police, Notary Publics, DU, Etisalat and appoint the advocates, to submit petitions and applications and file cases, to follow legal procedures before all courts of different grades of first instance, appeal and cassation, to defend in the same, to hand over and receive documents, notices, apologies, experts' reports, services and legal papers, to confirm the claimed right, assign the same, settlement, arbitration, deny, release, drop, terminate, and abandon litigation, to apply to appoint experts and arbitrators, to select them, receive their reports, to ask for oath, accept and reject it, to claim for forgery, to object judges, experts and arbitrators, to leave the deposits and keep debts, to take provisional procedures, to file

وإلغاء الاستثمار وغلق الحسابات وإقفالها.

7 تمثيلي ولها حق التوقيع لدى عموم الأشـــخاص الطبيعيين والاعتباريين والـــوزارات والهيئـــات واللجان ومكاتب التسجيل العقاري وكافة شركات التطوير العقاري بما فيها على سبيل المثـــال لا الحصر سيليكت جروب وباسيفيك ليمتـــد دبـــي العقارية تعميـــر القابـــضة للاســـتثمار الاتحـــاد العقارية، دائرة الاراضـــى والامـــلاك، تعميـــر القابضة اتحاد العقارية واعمار العقارية ودامـــاك العقارية مؤسسة الاســـتثمار العقاريـــة ونخيـــل العقارية ديـــوا وديـــار للتطـــوير وبروبيرتيـــز انفستمنتس "ذ.م.م" والمجالس والمراجع وامـــلاك للتمويل الهجـــرة والجـــوازات ووزارة العمـــل والشئون الاجتماعية والدوائر الحكومية والمدنية وغرف التجارة والصناعة وســـلطات الداخليـــة والحدود والموانئ والجمارك والمرور والنيابات العامة والمحاكم وشرطة دبي والكتاب العـــدول، دو، اتصالات، وتعيين المحامين وتقديم العرائض والطلبات وفتح القـــضايا ومتابعـــة الاجـــراءات القانونية امام كافة المحاكم بمختلـــف درجاتهـــا ابتـــدائي واســـتئناف ونقـــض (أو تمييـــز) وتسليـــــم وتسلـــــم المـــستندات والمذكرات والإنذارات والاعـــذارات وتقـــارير الخبراء والإعلانات والأوراق القـــضائية وفـــي الإقرار بالحق المدعى به والتنازل عنه والتسوية والتحكيم فيه والإنكار والإبراء والإسقاط والانهاء وترك الخصومة وفي طلـــب تعيـــين الخبـــراء والمحكمين واختيارهم واستلام تقاريرهم وطلـــب توجيه اليمين وقبولها وردها والادعاء بـــالتزوير وفي رد القضاة والخبراء والمحكمين وفي تـــرك التأمينات مع بقاء الـــدين واتخـــاذ الاجـــراءات

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

counter cases, release the same, and proceed all prescribed ways of challenging judgments and decisions by all means of appeal, to plead for reconsideration and cassation, to object and assign judgments either wholly or partially, to assign any way of appeal in the same, to present the real offer, accept it, to withdraw the executive forms of judgments, accept the same, to apply for precautionary and executive attachment, raise it and to take the executive procedures and reject the same.

8 To issue and sign contracts, agreements and power of attorneys of different subjects and contents under the conditions as may be deemed and accepted by her, to issue and sign appendixes, amendment procedures, termination, assignment, applications, issues, correspondences, receipts, releases, receive and pay vouchers, official forms, affidavits, petitions, notifications, notary public notices, to receive and answer the same.

9 To execute accounts procedures, replacement, settlement, handing over and receiving, settlement, dropping and assignment with or without compensation, whether to herself or others.

10 She has the right to receive my profits in the shares, stocks and trusts in all companies and banks and shall have the right to dispose in the same by buying and selling. To collect my degrees and transcript of marks or any documents from the university. To collect NOC from the related authority

الاحتياطية وفي إقامة الدعوى المتقابلة والتنازل عنها ومباشرة كافة الطرق المقررة للطعن في الأحكام والقرارات بطرق الاستئناف والتماس إعادة النظر والتقرير بالنقض (أو التمييز) والمعارضة والتظلم والتنازل عن الأحكام كليا أو جزئيا والتنازل عن أية طريقة من طرق الاستئناف فيها وتقديم العرض الحقيقي وقبوله وفي سحب الاستمارات التنفيذية للأحكام وقبولها وفي طلب الحجز التحفظي والتنفيذي ورفعه واتخاذ الإجراءات التنفيذية والرجوع عنها.

8 تحرير وتوقيع العقود والاتفاقيات والتوكيلات على اختلاف مواضيعها ومضامينها وبالشروط التي يراها ويقرها ويقبل بها وكذلك تحرير وتوقيع الملاحق وإجراءات التعديل والانهاء والتنازل والطلبات والمحررات والمراسلات والإيصالات والمخالصات واستلام وسداد سندات الصرف والقبض والنماذج الرسمية والإقرارات والعرائض والإخطارات والإنذارات العدلية وتلقيها والرد عليها.

9 إجراء المحاسبة والبدل والمقايضة والتسوية والتسليم والاستلام والصلح والأداء والإسقاط والتنازل بعوض أو بغير لنفسها أو للغير.

10 ولها الحق في قبض واستلام أرباحي من الأسهم والسندات والودائع في كافة الشركات والبنوك ولها حق التصرف في جميع ذلك شراء وبيعا. كما لها الحق في استلام شهادتي وسجل الدرجات الدراسية او أي مستندات من الجامعة وحق استلام خطابات عدم الممانعة من الجهات المعنية

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

11 To sell, buy and collect vehicles in my name or her name and dispose any vehicles owned by me in any way whatsoever, to rent, assign to her name or any third party and receive the prices, renew the ownership of the same, drive the same inside and outside the state, to authorize others to ship and drive the same.

12 To delegate the others with the above-mentioned powers or part of them and to appoint and dismiss advocates and agents time after time. To revoke power of attorneys.

13 This power of attorney is as per executant's opinion, says and acts.

14 This Power of Attorney shall be valid inside **the United Arab Emirates,** and I accordingly sign herein.

Executant

11 بيع و شراء واستلام السيارات باسمي او اسمها والتصرف بأي سيارة مملوكة لي بكافة أوجه التصرف الإيجار والتنازل لاسمها او لاي طرف اخر وقبض الثمن وتجديد ملكيتها وقيادتها داخل وخارج الدولة وتسفيرها وتوكيل الغير للقيام بشحنها او قيادتها .

12 توكيل الغير بالصلاحيات أعلاه أو بجزء منها وتوكيل وعزل المحامين والوكلاء المرة تلو المرة. والغاء التوكيلات

13 هذا التوكيل مفوض لرأي الوكيل وقوله وفعله.

14 يسري العمل بهذا التوكيل في **الامارات العربية المتحدة** ، وعليه أوقع على ما جاء بهذا السند.

الموكل

حكومة دبي
GOVERNMENT OF DUBAI

محاكم دبي
DUBAI COURTS

بتاريخ ٢٠١٢-٠٧-٢٦ حضر امامي السيد/ توم كجاير وبعد التعرف عليه وقع على المستند بحضوري حسب الأصول.

رقم الاتصال ٢٤٣١٩٨
رقم المحرر ٢٠١٢/١/١٢٣٦١٤
لبولصلة ٤٦٤٨٢

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

سالم جمعه المخيني
الكاتب العدل

www.dc.gov.ae